EXECUTION VERSION

EXHIBIT 10.1

SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND
SECURITY AGREEMENT AND CONSENT

This SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AND CONSENT (this “Second Amendment”) is entered into as of October 5, 2017, by and among ASV HOLDINGS, INC., a Delaware corporation (“ASV”, together with each Person joined to the Credit Agreement (as defined below) as a borrower from time to time, collectively, the “Borrowers” and each a “Borrower”; the Borrowers together with the Guarantors, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and each individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent for Lenders (PNC, in such capacity, the “Administrative Agent”) with respect to the following:

PRELIMINARY STATEMENTS

A.Borrowers, Lenders and Administrative Agent, previously entered into that certain Revolving Credit, Term Loan and Security Agreement dated as of December 23, 2016 (as has been and may hereafter be amended, restated or otherwise modified from time to time, the “Credit Agreement”);

B.Borrowers have requested that Administrative Agent and Lenders agree to amend certain provisions in the Credit Agreement and Administrative Agent and Lenders have agreed to such amendment, subject to the terms and conditions contained herein; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.Definitions. Capitalized terms used in this Second Amendment are as defined in the Credit Agreement, as amended hereby, unless otherwise stated.

2.Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto agree that as of the Second Amendment Date:

A.New Definitions. The following defined terms shall be added to Section 1.2 of the Credit Agreement in the proper alphabetical order:

“DEED Loan” shall mean that certain loan made by The State of Minnesota Department of Employment and Economic Development to Borrower pursuant to that certain Loan Agreement Minnesota Investment Fund dated on or around the Second Amendment Date in the original principal amount of $150,000 and on terms and conditions satisfactory to Administrative Agent (in its Permitted Discretion) and Term Loan B Agent.

“IRRRB Loan” shall mean that certain unsecured loan made by the State of Minnesota Iron Range Resources & Rehabilitation Board to Borrower pursuant to that

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certain Loan Agreement dated on or around the Second Amendment Date in the original principal amount of $300,000 and on terms and conditions satisfactory to Administrative Agent (in its Permitted Discretion) and Term Loan B Agent.

“Second Amendment Date” shall mean October 5, 2017.

B.Existing Definitions. The definition of Maximum True Up Amount in Section 1.2 of the Credit Agreement shall be amended and restated in its entirety as follows:

““Maximum True Up Amount” shall mean, with respect to any payment to be made on a True Up Date pursuant to Section 2.3(a) and (b), an amount not to exceed Borrowers’ Average Undrawn Availability as of the last day of the month ending prior to the True Up Date less $2,500,000; provided that, solely for the fiscal quarter ending June 30, 2017 during which a Qualified IPO was consummated, the “Maximum True Up Amount” shall be an amount not to exceed Borrowers’ Average Undrawn Availability as of the last day of the month ending prior to the True Up Date less $2,500,000, less the Net Cash Proceeds received by Borrowers in connection with such Qualified IPO (excluding any proceeds applied to the Term Loans pursuant to Section 2.20(d) hereof and any proceeds used to consummate a Permitted Acquisition or some other specified purpose set forth in writing to Agents and approved by Agents in writing).”

C.Existing Definitions. The “and” at the end of clause (h) of the definition of Permitted Indebtedness in Section 1.2 of the Credit Agreement shall be deleted, clause (i) of such definition shall be amended and restated as follows, and the following clauses (j) and (k) shall be added after clause (i):

“(i)other unsecured Indebtedness in an aggregate principal amount not exceeding $500,000 at any time outstanding, (j) the IRRRB Loan, so long as such Indebtedness remains unsecured and the principal amount thereof does not exceed $300,000 in the aggregate, and (k) the DEED Loan which may be secured solely by Liens permitted pursuant to clause (g) of the definition of Permitted Encumbrances, so long as the principal amount thereof does not exceed $150,000 in the aggregate .”

D.Capital Expenditures. Section 7.6 of the Credit Agreement is hereby amended and restated as follows:

7.6Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures in (a) the fiscal year ended December 31, 2017 in an aggregate amount for all Loan Parties in excess of $2,000,000, and (b) any fiscal year thereafter in an aggregate amount for all Loan Parties in excess of $1,600,000.

E.Leases. Section 7.11 of the Credit Agreement is hereby amended and restated as follows:

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7.11 Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $400,000 in any one fiscal year in the aggregate for all Loan Parties and their Subsidiaries.

3.Conditions to Effectiveness. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agents:

(a)Administrative Agent shall have received the following documents or items, each in form and substance satisfactory to Agents and their legal counsel in their sole discretion:

(i)this Second Amendment duly executed by Borrowers, the other Loan Parties, Lenders and Administrative Agent;

(ii)all documents, instruments and agreements evidencing the DEED Loan and the IRRRB Loan; and

(b)no Default or Event of Default shall have occurred and be continuing.

4.Ratifications. Except as expressly modified and superseded by this Second

Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Loan Parties hereby agree that all liens and security interests securing payment of the Obligations under the Credit Agreement (as amended hereby) are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Borrowers, the other Loan Parties, Lenders and Administrative Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.Representations and Warranties with respect to Other Documents. Each of the

Loan Parties hereby represents and warrants to Administrative Agent and Lenders as follows: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Second Amendment and all Other Documents executed and/or delivered in connection herewith are within its company powers, have been duly authorized, and do not contravene (i) its Organizational Documents, or (ii) any applicable law; (c) no Consent of any Governmental Body or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment, except as has been obtained; (d) this Second Amendment and all Other Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (e) this Second Amendment and all Other Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation of such Person enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (f) no Default or Event of Default has

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occurred and is continuing or would immediately thereafter result by the execution, delivery or performance of this Second Amendment; (g) the representations and warranties contained in the Credit Agreement and the Other Documents are true and correct in all material respects (except to the extent already qualified by materiality in which case such representation and warranties shall be true and correct in all respects) on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date); and (h) ASV has not amended its Organizational Documents in a manner that would constitute a Default or Event of Default.

6.Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Second Amendment, shall survive the execution and delivery of this Second Amendment and the Other Documents.

7.Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

8.Expenses of Administrative Agent and Term Loan B Agent. Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses actually incurred by Administrative Agent and Term Loan B Agent in connection with the preparation, negotiation, execution and closing of the Second Amendment, any and all amendments, modifications and supplements thereto and any Other Documents in connection therewith, including, without limitation, the costs and fees of Administrative Agent’s and Term Loan B Agent’s legal counsel and financial advisors.

9.Severability. If any part of this Second Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

10.Successors and Assigns. This Second Amendment is binding upon and shall inure to the benefit of Administrative Agent, Lenders and Loan Parties and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and Term Loan B Agent and the Lenders.

11.Counterparts. This Second Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

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12.Effect of Waiver. No consent or waiver, express or implied, by Lenders or Administrative Agent to or for any breach of or deviation from any covenant or condition by Borrowers or any other Loan Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

13.Headings. The headings, captions, and arrangements used in this Second Amendment are for convenience only, are not a part of this Second Amendment, and shall not affect the interpretation hereof.

14.Governing Law; Judicial Reference. Sections 12.1 through 12.3 and Section 16.1 of the Credit Agreement are incorporated herein by reference and are fully applicable to this Second Amendment.

15.Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS SECOND AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS SECOND AMENDMENT SHALL BE MADE, EXCEPT IN ACCORDANCE WITH SECTION 16.2 OF THE CREDIT AGREEMENT.

16.Acknowledgements and Agreements. Each of the Loan Parties hereby acknowledge and agree that: (a) none has any defenses, claims or set-offs to the enforcement by Administrative Agent, Term Loan B Agent or any Lender of the Obligations on the date hereof and on the date of execution hereof; (b) to their knowledge, Administrative Agent, Term Loan B Agent and Lenders have fully performed all undertakings and obligations owed to them as of the date hereof and on the date of execution hereof; and (c) except to the limited extent expressly set forth in this Second Amendment, Administrative Agent, Term Loan B Agent and Lenders do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the Other Documents.

17.Release. EACH LOAN PARTY HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT, TERM LOAN B AGENT, LENDERS, AND THEIR RESPECTIVE AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “RELEASED CLAIM”), THAT EACH LOAN PARTY NOW HAS OR CLAIMS TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF AND ON THE DATE OF EXECUTION HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT

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BOTH (A) OCCURRED PRIOR TO OR ON THE DATE HEREOF OR ON THE DATE OF EXECUTION HEREOF AND (B) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE CREDIT AGREEMENT OR ANY OTHER DOCUMENT OR ANY TRANSACTIONS RELATED THERETO.

LOAN PARTIES INTEND THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL RELEASED CLAIMS THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542 (AND ANY EQUIVALENT PROVISION UNDER NEW YORK LAW OR THE LAW OF ANY OTHER JURISDICTION), WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

LOAN PARTIES ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH RELEASED CLAIMS AND AGREE THAT THIS SECOND AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

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IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment as of the day and year first written above.

ASV HOLDINGS, INC. By: /s/ Melissa How Name: Melissa How Title: CFO

Second Amendment to Revolving Credit, Term Loan and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Revolving Lender and a Term Loan A Lender By: /s/ Steven J. Chalmers Name: Steven J. Chalmers Title: V.P.
WHITE OAK GLOBAL ADVISORS, LLC, as a Term Loan B Agent and a Term Loan B Lender By: /s/ Barbara J. S. McKee Name: Barbara J.S. McKee Title: Authorized Signatory
WHITE OAK PARTNERS, as a Lender By: /s/ Barbara J. S. McKee Name: Barbara J.S. McKee Title: Authorized Signatory
WHITE OAK PARTNERS 2, as a Lender By: /s/ Barbara J. S. McKee Name: Barbara J.S. McKee Title: Authorized Signatory

Second Amendment to Revolving Credit, Term Loan and Security Agreement